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                                                                   Exhibit 10.48

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISTRIBUTED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND ANY APPLICABLE STATE SECURITIES LAWS.

                                     WARRANT

                                                               December 31, 2001

                  To Purchase        Shares of Common Stock of
                              ------
        CECO Environmental Corp., a New York corporation (the "Company")

     1. Number of Shares; Exercise Price; Term. This certifies that for good and
        --------------------------------------
valuable consideration, receipt and sufficiency of which are hereby acknowledged
               ("Holder") is entitled, upon the terms and subject to the
--------------
conditions hereinafter set forth, at any time after December 31, 2001, and at or prior to 11:59 p.m. Central Time, on December 31, 2006 (the "Expiration Time"), but not thereafter, to acquire from the Company, in whole or in part, from time
to time, up to                     (       ) fully paid and nonassessable shares
               -------------------  -------
(the "Shares") of common stock, $0.011 par value, of the Company ("Common Stock"), at a purchase price of $3.60 per share (the "Exercise Price"). The right to purchase all of the Shares under the Warrant shall vest immediately upon issuance of this Warrant. The number of Shares, type of security and Exercise Price are subject to adjustment as provided herein, and all references to "Common Stock" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments.

     2. Exercise of Warrant. The purchase rights represented by this Warrant are
        -------------------
exercisable by the Holder, in whole or in part, at any time, or from time to time, prior to the Expiration Time and the Notice of Exercise annexed hereto, all duly completed and executed on behalf of the Holder, at the office of the Company in Toronto, Ontario (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) and upon payment of the Exercise Price for the Shares thereby purchased (i) by cash, certified or cashier's check, or wire transfer payable to the Company or (ii) cashless exercise, in which case a Holder shall indicate on the Notice of Exercise that the Holder is exercising this Warrant or a portion thereof by authorizing the Company to withhold from issuance that number of shares of the Common Stock issuable upon such exercise of the Warrant which when multiplied by the Market Price (as defined below) of the Common Stock is equal to the aggregate Exercise Price of this Warrant or the portion being

                                       1

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exercised.). Thereupon, the Holder as the holder of this Warrant, shall be entitled to receive from the Company a stock certificate in proper form representing the number of Shares so purchased, and a new Warrant in substantially identical form and dated as of such exercise for the purchase of that number of Shares equal to the difference, if any, between the number of Shares subject hereto and the number of Shares as to which this Warrant is so exercised.

     3. Issuance of Shares. Certificates for Shares purchased hereunder shall be
        ------------------
delivered to the Holder within a reasonable time after the date on which this Warrant shall have been exercised in accordance with the terms hereof. All Shares that may be issued upon the exercise of this Warrant shall, upon such exercise, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the Holder as the holder of the Warrant or taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that the Shares so issued shall be and shall for all purposes be deemed to have been issued to the Holder as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been exercised or converted in accordance with the terms hereof. The Company will at all times reserve and keep available, solely for issuance, sale and delivery upon the exercise of this Warrant, such number of Shares, equal to the number of such Shares purchasable upon the exercise of this Warrant.

     4. No Fractional Shares or Scrip. No fractional Shares or scrip
        -----------------------------
representing fractional Shares shall be issued upon the exercise of this Warrant. In lieu of any fractional Warrant Share to which the Holder as the holder would otherwise be entitled, the Holder shall be entitled, at its option, to receive either (i) a cash payment equal to the excess of Market Value for such fractional Warrant Share above the Exercise Price for such fractional share (as determined in good faith by the Company) or (ii) a whole Warrant Share if the Holder tenders the Exercise Price for one whole share.

     5. No Rights as Shareholders. This Warrant does not entitle the Holder as a
        -------------------------
holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.

     6. Exchange and Registry of Warrant. This Warrant is exchangeable, upon the
        --------------------------------
surrender hereof by Holder as the registered holder at the above-mentioned office or agency of the Company, for a new Warrant of substantially identical form and dated as of such exchange. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of Holder as the registered Holder of this Warrant. This Warrant may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

     7. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the
        -------------------------------------------------
Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will

                                       2

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make and deliver a new Warrant of like tenor and dated as of such cancellation and reissuance, in lieu of this Warrant.

     8. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the
        ----------------------------------
taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.

     9. Adjustments of Rights. The purchase price per Share and/or the number of
        ---------------------
Shares purchasable hereunder are subject to adjustment from time to time as follows:

          (a) Merger or Consolidation. If at any time there shall be a merger or
              -----------------------

a consolidation of the Company with or into another corporation when the Company is not the surviving corporation, then, as part of such merger or consolidation, lawful provision shall be made so that the Holder as the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property (including cash) of the successor corporation resulting from such merger or consolidation, to which the Holder as the holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder as the holder of this Warrant after the merger or consolidation. This provision shall apply to successive mergers or consolidations.

          (b) Reclassification, Recapitalization, etc. If the Company at any
              ---------------------------------------
time shall, by subdivision, combination or reclassification of securities, recapitalization, automatic conversion, or other similar event affecting the number or character of outstanding shares of Common Stock, or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

          (c) Split, Subdivision or Combination of Shares. If the Company at any
              -------------------------------------------
time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, the Exercise Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

          (d) Common Stock Dividends. If the Company at any time while this
              ----------------------
Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in shares of Common Stock, or make any other distribution with respect to Common Stock payable in shares of Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of the shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately

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prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, plus the number of shares of common stock issuable in payment of such dividend or distribution.

     10. Adjustment of Number of Shares. Upon each adjustment in the Exercise
         ------------------------------
Price pursuant to Section 9 hereof, the number of Shares purchasable hereunder shall be adjusted, to the nearest whole Share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment by a fraction (i) the numerator of which shall be the Exercise Price immediately prior to such adjustment, and (ii) the denominator of which shall be the Exercise Price immediately after such adjustment.

     11. Notice of Adjustments; Notices. Whenever the Exercise Price or number
         ------------------------------
or type of securities issuable hereunder shall be adjusted pursuant to Sections 9 and 10 hereof, the Company shall issue and provide to the Holder as the holder of this Warrant, within fifteen (15) business days after the event requiring the adjustment, a certificate signed by an officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of Shares purchasable hereunder after giving effect to such adjustment.

     12. Governing Law. This Warrant shall be binding upon any successors or
         -------------
assigns of the Company. This Warrant shall constitute a contract under the laws of New York and for all purposes shall be construed in accordance with and governed by the laws of said state, without giving effect to the conflict of laws principles.

     13. Amendments. This Warrant may be amended and the observance of any term
         ----------
of this Warrant may be waived only with the written consent of the Company and the Holder as the holder hereof.

     14. Notice. All notices hereunder shall be in writing and shall be
         ------
effective (a) on the day on which delivered if delivered personally or transmitted by telecopier with evidence of receipt, (b) one business day after the date on which the same is delivered to a nationally recognized overnight courier service with evidence of receipt, or (c) five business days after the date on which the same is deposited, postage prepaid, in the U.S. mail, sent by certified or registered mail, return receipt requested, and addressed to the party to be notified at the address indicated below for the Company, or at the address for the Holder set forth in the registry maintained by the Company pursuant to Section 6 (which initially shall be as set forth in the last page of this Warrant), or at such other address and/or telecopy and/or to the attention of such other person as the Company or the Holder may designate by ten-day advance written notice. Any notice to the Company shall include a copy sent in the same manner as notices are sent hereunder to Leslie J. Weiss, Sugar, Friedberg & Felsenthal, 30 N. LaSalle, Suite 2600, Chicago, IL 60602.

                                       4

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     15. Registration Rights
         -------------------

          (a) Piggyback Registration. If, at any time commencing January 1,
              ----------------------
2002, and expiring on the Expiration Time, the Company proposes to register any of its securities, not registered on the date hereof, under the Securities Act of 1933 (the "Act") (other than in connection with a merger or pursuant to Form S-4 or Form S-8 or any similar form) it will give written notice by certified or registered mail, at least twenty (20) days prior to the filing of each such registration statement, to the Holders of this Warrant and/or the Shares of its intention to do so. If any of the Holders of the Warrants and/or Shares notify the Company within fifteen (15) days after mailing of any such notice of its or their desire to include any such securities in such proposed registration statement, the Company shall afford such Holders of the Warrants and/or Shares the opportunity to have any such Shares registered under such registration statement. In the event that the managing underwriter for said offering advises the Company in writing that in the underwriter's opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without causing a diminution in the offering price or otherwise adversely affecting the offering, the Company will include in such registration (a) first, the securities the Company proposes to sell, (b) second, the securities held by the persons that made a demand for registration,
(c) third, the Shares and other securities requested to be included in such registration pursuant to piggyback registration rights which in the opinion of such underwriter, and if there is no underwriter, the Board of Directors, in good faith, can be sold, pro rata among such persons on the basis of the number of Shares and other securities requested to be registered by such persons, and
(d) fourth, other securities requested to be included in such registration.

         Notwithstanding the provisions of this Section 15(a), the Company shall have the right at any time after it shall have given written notice pursuant to this Section 15(a) (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement or to withdraw the same after the filing but prior to the effective date thereof.

          (b) Covenants of the Company With Respect to Registration.
              -----------------------------------------------------

               In connection with any registration under Section 15(a) hereof, the Company covenants and agrees as follows:

               (I) The Company shall furnish to the Holder with respect to the Shares registered under the registration statement such number of copies of the registration statement, prospectuses and preliminary prospectuses in conformity with the requirements of the Act and such other documents as the Holder may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Holder, provided, however, that the obligation of the Company to deliver copies of prospectuses or preliminary prospectuses to the Holder shall be subject to the receipt by the Company of reasonable assurances from the Holder that the Holder will comply with the applicable provisions of the Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses. The Company shall also file such applications and other documents as may be necessary to permit the sale of the Shares to the public during the registration period in those states to which the Company and the holders of the Shares shall mutually agree.

                                       5

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               (II) The Company shall pay all costs (excluding fees and expenses of Holder(s)' counsel and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to
Section 15(a) hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses.

               (III) The Company shall indemnify the Holder(s) of the Shares to be sold pursuant to any registration statement and each person, if any, who controls such Holder(s) within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement, except for losses, claims, damages, expenses or liabilities resulting from, based on or arising out of information included in the registration statement based on written disclosure provided by the Holder(s) to the Company specifically for inclusion in the registration statement.

               (IV) In order to provide for just and equitable contribution under the Act in any case in which (i) any Holder of the Shares or controlling person thereof makes a claim for indemnification but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 15(b)(III) hereof provide for indemnification in such case or (ii) contribution under the Act may be required on the part of any Holder of the Shares, or controlling person thereof, then the Company, any such Holder of the Shares, or controlling person thereof shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or a Holder of Shares, or controlling person thereof on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and such Holders of such securities and such controlling persons agree that it would not be just and equitable if contribution pursuant to this Section 15(b)(IV) were determined by pro rata allocation or by any other method which does not take account of the equitable considerations referred to in this Section 15(b)(IV). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 15(b)(IV) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (V) The Holder(s) of the Shares to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act, against any loss, claim, damage or

                                       6

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expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished in writing, by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement.

               (VI) advise the Holder, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

               (VII) Nothing contained in this Agreement shall be construed as requiring the Holder(s) to exercise their Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

     16. Obligations of Holders. It shall be a condition precedent to the
         ----------------------
obligations of the Company to take any action pursuant to Section 15 hereof that each of the selling Holders shall:

          (a) Furnish to the Company such information regarding themselves, the Shares held by them, the intended method of sale or other disposition of such securities, the identity of and compensation to be paid to any underwriters or dealers proposed to be employed in connection with such sale or other disposition, and such other information as may reasonably be required to effect the registration of their Shares.

          (b) The Holder agrees that it will promptly notify the Company of any changes in the information set forth in the registration statement regarding the Holder or its plan of distribution.

          (c) Notify the Company, at any time when a prospectus relating to the Shares covered by a registration statement is required to be delivered under the Act, of the happening of any event with respect to such selling Holder as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     17. Transfer. This Warrant may be transferred, in whole or in part, only
         --------
pursuant to an effective registration statement filed under the Act, or an applicable exemption therefrom as provided in the transfer conditions referred to in the legend endorsed on the first page of this Warrant.

     18. Entire Agreement. This Warrant and the form attached hereto contain the
         ----------------
entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

     19. Market Price. "Market Price" means as to any security the closing price
         ------------
of such security's sales on the principal securities exchange on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest

                                       7

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bid and lowest asked prices on such exchange at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" shall be the fair value thereof without discount for lack of marketability or minority discount determined by the Board of Directors of the Company.

     IN WITNESS WHEREOF, CECO Environmental Corp. has caused this Warrant to be executed by its duly authorized officer.

                                             Dated As Of: December 31, 2001
                                             CECO Environmental Corp.,
                                             a New York corporation


                                             By:
                                                      --------------------------
                                             Its:
                                                      --------------------------

Name, Address and
Social Security Number of Holder:

--------------------------------

--------------------------------

--------------------------------

--------------------------------

                               NOTICE OF EXERCISE
                               ------------------

To:  CECO Environmental Corp.

     1. The undersigned hereby elects to purchase                  shares (the
                                                  ----------------
"Shares") of common stock $0.01 par value of CECO Environmental Corp. (the "Company") pursuant to the terms of the attached Warrant, and (check on of the following):

          tenders herewith payment of the purchase price and any transfer taxes
     ----
payable pursuant to the terms of the Warrant, together with an investment representation statement in form and substance satisfactory to legal counsel to the Company; or

           gives direction to the Company to withhold from issuance a number of
     -----
Shares issuable upon exercise of the Warrant (or portion thereof) which when multiplied by the Market Price (as defined in the Warrant) of the Shares is equal to the aggregate exercise price of this Warrant (or portion being exercised) and an investment representation statement in form and substance satisfactory to legal counsel to the Company.

     2. The Shares to be received by the undersigned upon exercise of the Warrant are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same, except in compliance with applicable federal and state securities laws. The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Shares. The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares.

     3. Please issue a certificate or certificates representing said Shares in the name of the undersigned.

     4. Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned.

                                          a)
                                                   -----------------------------
                                                   Signature

                                          b)
                                                   -----------------------------
                                                   Date

                                       9